SCHWAB CAPITAL TRUST

Schwab U.S. Large-Cap Growth Index Fund

(the fund)

Supplement dated August 1, 2019, to the fund’s currently effective Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Statutory Prospectus, and SAI and should be read in conjunction with the Summary Prospectus, Statutory Prospectus, and SAI.

IMPORTANT NOTICE REGARDING THE FUND’S DIVERSIFICATION POLICY

The Schwab U.S. Large-Cap Growth Index Fund has revised its diversification policy under the Investment Company Act of 1940, as amended. Under the revised policy, the fund will continue to track its benchmark index even if the fund becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.

Accordingly, the following changes to the Summary Prospectus, Statutory Prospectus, and SAI are effective immediately:

The following paragraph is added after the seventh paragraph on page 2 of the Summary Prospectus and after the third paragraph on page 14 of the Statutory Prospectus under the heading “Principal Investment Strategies”:

The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track.

The following paragraph is added on page 2 of the Summary Prospectus and on page 14 of the Statutory Prospectus under the heading “Principal Risks”:

Non-Diversification Risk. To the extent that the fund becomes non-diversified as necessary to approximate the composition of the index, it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund’s investments, and the fund may experience increased volatility.

The following paragraph is added after the sixth paragraph on page 8 of the SAI under the “Investment Strategies, Securities and Risks” section:

Schwab U.S. Large-Cap Growth Index Fund — The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended (1940 Act), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. A fund that becomes a non-diversified mutual fund means that a relatively high percentage of assets of the fund may be invested in the obligations of a limited number of issuers. The value of shares of the fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The fund intends to be diversified in approximately the same proportion as its index. In addition, the fund intends to diversify its investments to the extent required to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code).

The following sentence is added to the end of the fourth numbered bullet on page 19 of the SAI under the “Investment Limitations and Restrictions” section:

However, the Schwab U.S. Large-Cap Growth Index Fund may become “non-diversified,” as defined in the 1940 Act, with respect to investments in an issuer or several issuers to the extent necessary to approximate the composition of the index the fund seeks to track to the extent permitted by law or regulatory relief.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG107889-00 (08/19)

00233928

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